Filed Pursuant to Rule 497(e)
1933 Act File No. 333-78275
1940 Act File No. 811-09303
The Internet Fund (WWWFX, KINAX, KINCX)
The Global Fund (WWWEX, KGLAX, KGLCX)
The Paradigm Fund (WWNPX, KNPAX, KNPCX, KNPYX)
The Small Cap Opportunities Fund (KSCOX, KSOAX, KSOCX, KSCYX)
The Market Opportunities Fund (KMKNX, KMKAX, KMKCX, KMKYX)
The Multi-Disciplinary Income Fund (KMDNX)
The Kinetics Spin-Off and Corporate Restructuring Fund (LSHAX, LSHCX, LSHUX, LSHEX)
(each, a “Fund” and together, the “Funds”)
each, a series of Kinetics Mutual Funds, Inc. (the “Company”)
Supplement dated August 18, 2026
to the Prospectuses and Statements of Additional Information (the “SAIs”)
Effective immediately, the address of the Funds’ investment adviser, Horizon Kinetics Asset Management
LLC (the “Adviser” and the “Shareholder Servicing Agent”), the Company, the Officers and Directors of
the Company, and Kinetics Funds Distributor LLC (the “Distributor”) is:
1270 Avenue of the Americas
27th Floor
New York, NY 10020
All references to the former address of the Adviser, Shareholder Servicing Agent, Company, Officers and
Directors of the Company, and the Distributor (470 Park Avenue South, 3rd Floor South, New York, New
York 10016) in the Prospectuses and SAIs are hereby deleted and replaced with the new address as listed above.
Please retain this supplement with your Prospectuses and SAIs